Stockholders' Equity	12 Months Ended
Dec. 31, 2022
Stockholders' Equity
Stockholders' Equity

Note 14. Stockholders’ Equity

Public Offering of Common Stock

On December 1, 2022, the Company issued and sold 2,350,000 shares of its Class A common stock at a price to the public of $4.75 per share in a registered underwritten public offering, resulting in net proceeds to the Company of approximately $10.2 million, after deducting underwriting discounts and offering expense.

Private Placement of Common Stock

On December 8, 2021, the Company closed on a private investment in public equity (PIPE) financing, thereby receiving net proceeds of approximately $13.8 million, after deducting offering costs. The PIPE investors purchased an aggregate of 2,122,637 shares of the Company’s Class A common stock and an aggregate of 1,179,244 shares of the Company’s Class B common stock (which are convertible on a one-for-one basis into shares of Class A common stock), in each case, at a price of $4.24 per share.